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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 23, 1998


                         INTERNATIONAL HOME FOODS, INC.
           (Exact name of registrants as specified in their charters)


          DELAWARE                      001-13537                13-3377322
      (State or other             (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                               Identification No.)

       1633 LITTLETON ROAD
      PARSIPPANY, NEW JERSEY                                   07054
(Address of principal executive offices)                     (Zip code)


       Registrant's telephone number, including area code: (973) 359-9920

                                 NOT APPLICABLE

         (former name and former address, if changed since last report)

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ITEM 5  OTHER EVENTS

         On October 23, 1998, International Home Foods, Inc. (the "Company") purchased 4,400,000 shares of its common stock, par value $0.01 per share, from AHP Subsidiary Holding Corporation, a wholly-owned subsidiary of American Home
Products Corporation. In addition, the Company released its results of operations for the period ending September 30, 1998. A copy of the related press release is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1     Press Release, dated October 27, 1998.*


*        Filed herewith.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                             INTERNATIONAL HOME FOODS, INC.
                                             (Registrant)



                                             /s/ N. MICHAEL DION
                                             -----------------------------------
                                             N. Michael Dion
                                             Senior Vice President
                                             and Chief Financial Officer


Date:    October 27, 1998


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                               INDEX TO EXHIBITS

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
Exhibit
Number            Description
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
99.1              Press Release, dated October 27, 1998.*


*        Filed herewith.